First Quarter 2020 Investor Presentation Daryl Bible Chief Financial Officer February 2020

Forward-Looking Statement This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, regarding the financial condition, results of operations, business plans and the future performance of Truist. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” “would,” “could” and other similar expressions are intended to identify these forward-looking statements. In particular, forward looking statements include, but are not limited to, statements we make about: (i) future levels of Truist’s earning assets, net interest margin, net charge-offs, loan loss provision, noninterest income, noninterest expense, including merger-related expenses and amortization of intangibles, Truist’s effective tax rate and average diluted common shares outstanding, (ii) medium term performance targets relating to return on tangible common equity, efficiency ratios and capital ratios, (iii) expense savings to be realized from the merger and the timing of such realization, (iv) expected positive operating leverage for the next three years, and (v) expected levels of investments to be made in personnel, branding, digital and technology. Forward-looking statements are not based on historical facts but instead represent management’s expectations and assumptions regarding Truist’s business, the economy and other future conditions. Such statements involve inherent uncertainties, risks and changes in circumstances that are difficult to predict. As such, Truist’s actual results may differ materially from those contemplated by forward-looking statements. While there can be no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those contemplated by forward-looking statements include the following, without limitation, as well as the risks and uncertainties more fully discussed under Item 1A-Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2018 and in Truist's subsequent filings with the Securities and Exchange Commission: = risks and uncertainties relating to the merger of BB&T and SunTrust, including the ability to successfully integrate the companies or to realize the = legislative, regulatory or accounting changes may adversely affect the businesses in which Truist is engaged; anticipated benefits of the merger; = evolving regulatory standards, including with respect to capital and liquidity, and results of regulatory examinations, may adversely affect Truist's = expenses relating to the merger and integration of BB&T and SunTrust; financial condition and results of operations; = deposit attrition, customer loss or revenue loss following completed mergers or acquisitions may be greater than anticipated; = accounting policies and processes require management to make estimates about matters that are uncertain; = changes in the interest rate environment, including the replacement of LIBOR as an interest rate benchmark, that could adversely affect Truist’s = general economic or business conditions, either nationally or regionally, may be less favorable than expected, resulting in, among other things, revenue and expenses, the value of assets and obligations, and the availability and cost of capital, cash flows, and liquidity; slower deposit or asset growth, a deterioration in credit quality or a reduced demand for credit, insurance or other services; = volatility in mortgage production and servicing revenues, and changes in carrying values of Truist’s servicing assets and mortgages held for sale = risk management measures and management oversight functions may not identify or address risks adequately; due to changes in interest rates; = unfavorable resolution of legal proceedings or other claims or regulatory or other governmental investigations or inquiries could result in negative = management’s ability to effectively manage credit risk; publicity, protests, fines, penalties, restrictions on Truist's operations or ability to expand its business or other negative consequences, all of = which could cause reputational damage and adversely impact Truist's financial condition and results of operations; inability to access short-term funding or liquidity; = = competitors of Truist may have greater financial resources or develop products that enable them to compete more successfully than Truist and loss of customer deposits, which could increase Truist’s funding costs; may be subject to different regulatory standards than Truist; = changes in Truist’s credit ratings, which could increase the cost of funding or limit access to capital markets; = failure to maintain or enhance Truist’s competitive position with respect to technology, whether because it fails to anticipate customer = additional capital and liquidity requirements that will result from the merger of BB&T and SunTrust; expectations or because its technological developments fail to perform as desired or are not rolled out in a timely manner or for other reasons, = may cause Truist to lose market share or incur additional expense; regulatory matters, litigation or other legal actions, which may result in, among other things, costs, fines, penalties, restrictions on Truist’s = business activities, reputational harm, or other adverse consequences; fraud or misconduct by internal or external parties, which Truist may not be able to prevent, detect or mitigate; = risks related to originating and selling mortgages, including repurchase and indemnity demands from purchasers related to representations and = operational or communications systems, including systems used by vendors or other external parties, may fail or may be the subject of a breach warranties on loans sold, which could result in an increase in the amount of losses for loan repurchases; or cyber-attack that, if successful, could adversely impact Truist's financial condition and results of operations; = failure to execute on strategic or operational plans, including the ability to successfully complete and/or integrate mergers and acquisitions; = security risks, including denial of service attacks, hacking, social engineering attacks targeting Truist’s employees and customers, malware = intrusion or data corruption attempts, and identity theft could result in the disclosure of confidential information, adversely affect Truist’s business risks relating to Truist’s role as a servicer of loans, including an increase in the scope or costs of the services Truist is required to perform or reputation or create significant legal or financial exposure; without any corresponding increase in Truist’s servicing fee, or a breach of Truist’s obligations as servicer; = = natural or other disasters, including acts of terrorism, could have an adverse effect on Truist, including by materially disrupting Truist's operations negative public opinion, which could damage Truist’s reputation; or the ability or willingness of customers to access Truist's products and services; = increased scrutiny regarding Truist’s consumer sales practices, training practices, incentive compensation design and governance; = widespread system outages, caused by the failure of critical internal systems or critical services provided by third parties, could adversely impact = competition from new or existing competitors, including increased competition from products and services offered by non-bank financial Truist's financial condition and results of operations; technology companies, may reduce Truist’s customer base, cause Truist to lower prices for its products and services in order to maintain market = accounting policies and processes requiring management to make estimates about matters that are uncertain; share or otherwise adversely impact Truist’s businesses or results of operations; = = depressed market values for Truist’s stock and adverse economic conditions sustained over a period of time may require us to write down all or Truist’s ability to introduce new products and services in response to industry trends or developments in technology that achieve market some portion of Truist’s goodwill; and acceptance and regulatory approval; = new tax guidance or differences in interpretation of tax laws and regulations. Truist’s success depends on the expertise of key personnel, and if these individuals leave or change their roles without effective replacements, which could be exacerbated as Truist continues to integrate the executive management teams of BB&T and SunTrust, or if we are unable to hire and retain qualified personnel, Truist's operations and integration activities could be adversely impacted; Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Except to the extent required by applicable law or regulation, Truist undertakes no obligation to revise or update any forward-looking statements. 2

Non-GAAP Information This presentation contains financial information and performance measures determined by methods other than in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Truist’s management uses these "non-GAAP" measures in their analysis of the Corporation's performance and the efficiency of its operations. Management believes these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results with prior periods and demonstrate the effects of significant items in the current period. The company believes a meaningful analysis of its financial performance requires an understanding of the factors underlying that performance. Truist’s management believes investors may find these non-GAAP financial measures useful. These disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Below is a listing of the types of non-GAAP measures used in this presentation: Adjusted Efficiency Ratio - The adjusted efficiency ratio is non-GAAP in that it excludes securities gains (losses), amortization of intangible assets, merger-related and restructuring charges and other selected items. Truist's management uses this measure in their analysis of the Corporation's performance. Truist's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges. Tangible Common Equity and Related Measures - Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets, net of deferred taxes, and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist's management uses these measures to assess the quality of capital and returns relative to balance sheet risk and believes investors may find them useful in their analysis of the Corporation. Core NIM - Core net interest margin is a non-GAAP measure that adjusts net interest margin to exclude the impact of purchase accounting. The purchase accounting marks and related amortization for a) securities acquired from the FDIC in the Colonial Bank acquisition and b) loans, deposits and long-term debt from SunTrust, Susquehanna and National Penn are excluded to approximate their yields at the pre-merger and acquisition rates. Interest income for PCI loans adjusts the accretion, net of interest reversals, which approximates the interest received from the client. Truist's management believes the adjustments to the calculation of net interest margin for certain assets and liabilities acquired provide investors with useful information related to the performance of Truist's earning assets. Adjusted Diluted EPS - The adjusted diluted earnings per share is non-GAAP in that it excludes merger-related and restructuring charges and other selected items, net of tax. Truist's management uses this measure in their analysis of the Corporation's performance. Truist's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges. Adjusted Operating Leverage - The adjusted operating leverage ratio is non-GAAP in that it excludes securities gains (losses), amortization of intangible assets, merger-related and restructuring charges and other selected items. Truist's management uses this measure in their analysis of the Corporation's performance. Truist's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges. Performance Ratios - The adjusted performance ratios are non-GAAP in that they exclude merger-related and restructuring charges, selected items and, in the case of return on average tangible common shareholders' equity, amortization of intangible assets. Truist's management uses these measures in their analysis of the Corporation's performance. Truist's management believes these measures provide a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges. Adjusted NIM - The adjusted net interest margin is a non-GAAP measure in that it estimates the impact on taxable-equivalent net interest income as if the tax reform legislation had not been enacted. Truist's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of tax reform. Insurance Holdings Adjusted EBITDA - EBITDA is a non-GAAP measurement of operating profitability that is calculated by adding back interest, taxes, deprecation and amortization to net income. Truist's management also adds back merger- related and restructuring charges and incremental operating expenses related to the merger when calculating adjusted EBITDA. Truist's management uses this measure in its analysis of the Corporation's Insurance Holdings segment. Truist's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges. Selected items affecting results are included on slide 7 of the fourth quarter earnings presentation. 3

We Are Truist Financial Corporation Successfully closed Largest financial 275+ combined merger of equals institution merger in years of serving our between BB&T and more than 15 years clients and SunTrust communities 6th largest U.S. #2 weighted $473.1B assets commercial bank by average deposit $75.6B market value assets and market value rank in Top 20 MSAs ~10 Million households ~59,000 teammates Headquartered in Charlotte, N.C. 4

Purpose Inspire and build better lives and communities Mission Clients Teammates Stakeholders Provide distinctive, secure and Create an inclusive and Optimize long-term value for successful client experiences energizing environment that stakeholders through safe, through touch and technology. empowers teammates to learn, sound and ethical practices. grow and have meaningful careers. Values Trustworthy Caring One Team Success Happiness We serve Everyone and Together, we When our Positive with integrity. every moment can accomplish clients win, energy matters. anything. we all win. changes lives.

Truist 2020 Strategic Priorities Relentless Focus on a Seamless and Holistic Client Experience Ensuring our clients continue to receive the unparalleled service, advice, support and competence they expect of us Execution of Merger Integration Commitment to identifying best-of-breed across branches, systems, processes, personnel and technology will yield best-in-class results long-term Confidence in Delivering Merger Synergies Track record of achieving and exceeding the targets we hold ourselves to with an unwavering focus on industry-leading performance and returns to stakeholders over the long-term Upholding Our Prudent Risk and Credit Culture Maintaining robust risk governance that ensures all business decisions are in-line with our risk- appetite and support our commitment to a strong and resilient capital and liquidity position 6

Committed to Ensuring Sound Environmental, Social and Governance Practices Building long-term value for shareholders through responsible and ethical practices Investing in our Teammates Delivering for Investors: Supporting Communities Governance & Disclosure Providing Better Client Service Responsible Sourcing & Supplier Protecting the Environment Diversity 7

Culture will determine our long-term success 8

Two Like-Minded Cultures Our common beliefs Honesty, trust and caring One-team mentality Driven to help clients and communities Inspired by a bigger “why” 9

4Q19 Earnings Review

4Q19 Highlights Summary Income Statement ($ MM) 4Q19 Asset Quality and Capital 4Q19 Total taxable-equivalent revenue1 $3,650 Nonperforming assets as a % of total assets 0.14 % Provision for credit losses 171 Net charge-offs as a % of average loans and leases 0.40 % Income before income taxes 879 Common equity tier 1 capital ratio (CET1)4 9.4 % Net income 726 Key Points Net income available to common shareholders 702 ▪ Completed merger of equals to form Truist on December 6 Adjusted net income available to common shareholders2,3 1,046 ▪ Delivered strong underlying performance, including taxable- equivalent revenue of $3.7B and adjusted net income of $1.0B3 GAAP / ▪ Maintained strong asset quality; economic and political 4Q19 Performance Metrics Adjusted2,3 Unadjusted uncertainty presents risk ▪ Managed to strong capital levels relative to regulatory guidelines Diluted earnings per share $0.75 $1.12 ▪ Restructured balance sheet to enhance credit quality, liquidity, interest rate sensitivity and return on capital Return on average assets 0.95% 1.40% ▪ Launched the Truist brand and visual identity on January 13 Return on average common equity 7.33% 10.84% ▪ Building momentum to deepen client relationships ▪ Holding 39 town halls with teammates across footprint to Return on average tangible common equity2 12.91% 18.60 % celebrate and activate the Truist culture ▪ Serving communities with promised commitments Efficiency ratio 71.0% 57.5% 1 Comprised of net interest income and noninterest income 2 See non-GAAP reconciliations in the attached appendix 3 Excludes merger-related and restructuring charges, incremental operating expenses related to the merger and other items noted in the attached non-GAAP reconciliation 4 Current quarter regulatory capital information is preliminary 11

Implementation of Current Expected Credit Losses (CECL) Allowance for Credit Losses ($ B) Summary of Key Inputs and Assumptions 12/31/2019 Incurred Impact at Adoption 1/1/2020 CECL Commercial $1.1 $0.9 $2.0 Reasonable and Supportable ▪ 2 years 1-4 Single Family Residential 0.2 0.3 0.5 Period Consumer 0.6 1.7 2.3 Total $1.9 $2.9 $4.8 Reversion ▪ 1 year reversion to historic loss conditions Impact to Capital ($ B) ▪ Moody’s consensus baseline forecast, adjusted to Macroeconomic Total CECL Impact at Adoption $2.9 incorporate Truist’s implied rate forecast Forecast ▪ Qualitative adjustments to incorporate Less: CECL Reserve on PCD Assets (0.2) consideration of forecast imprecision Total Pre-Tax Impact 2.7 Key ▪ Employment - rate, etc. Less: Tax Effect (0.6) Macroeconomic ▪ Market indicators - GDP, credit spreads, interest Variables rates, etc. Impact to Retained Earnings $2.1 ▪ Collateral values - housing, CRE, used auto pricing Adoption Impact ▪ CECL was effective on January 1, 2020 ▪ Increase at adoption impacted by merger; an approximate 40% increase to ACL excluding purchase accounting ▪ Increase in reserves on retail portfolios partially offset by decrease in commercial reserves excluding purchase accounting ▪ Elected phase-in of $2.1B regulatory capital impact; 25% per year from 2020 through 2023 ▪ Approximately 14 basis point impact to CET1 for 1Q20 12

Outlook Category First Quarter Full Year 2020 Earning assets - average $405.5B - $406.5B $405B - $408B Net interest margin 3.45% - 3.49% 3.40% - 3.46% Core net interest margin 3.01% - 3.05% 3.01% - 3.07% Net charge-offs 35 - 50 bps 35 - 50 bps Loan loss provision $325MM - $375MM $1.35B - $1.45B Noninterest income $2.05B - $2.10B $8.45B - $8.65B Noninterest expense - total $3.40B - $3.45B $13.65B - $13.85B Merger expenses1 $100MM - $150MM $600MM - $700MM Included in total noninterest expense Amortization of intangibles $150MM - $200MM $675MM - $725MM guidance Effective tax rate 18% - 19% 18% - 19% Average diluted shares 1.355B - 1.365B 1.355B - 1.365B Growth rates are not provided due to the absence of meaningful historical baselines 1 Includes merger-related and restructuring charges and incremental operating expenses related to the merger 13

Medium-Term Targets Performance Targets Key Points . 2019 noninterest expense, excluding merger-related and ROTCE Adjusted CET1 Ratio restructuring charges, incremental operating expenses Efficiency related to the merger and a one-time charitable contribution, on a combined basis was ~$12.9B Low 20% Low 50% 10% . Excluding amortization of intangibles, noninterest (2020 target) expense on a combined basis was ~$12.8B . Average life of purchase accounting for commercial and consumer, and amortization of intangibles is ~3 years, ~6 Net Expense Savings - Run Rate years and ~3 years, respectively 4Q20 4Q21 4Q22 annualized annualized annualized . Expense savings are net of investments in personnel, $480MM $1,040MM $1,600MM branding, digital and technology 30% of net 65% of net 100% of net cost saves cost saves cost saves Expect positive operating leverage for the next 3 years Annualized 4Q20 investment of ~$200MM 14

Achieving $1.6B Net Cost Savings Personnel Personnel IT/back office Branch 3rd party Corporate integration consolidations spend facilities Savings Technology & digital Personnel Branding, marketing & community innovation investment Investments 15

Capital & Liquidity Position 1 Key Points . The CET1 ratio1 was 9.4% for 4Q19 . Items reducing regulatory capital: . MSR RWA impact of 10 bps in 1Q20 as a result of the simplification rule . CECL phase-in impact of 14 bps in 1Q20 (3-year phase- in period) . The dividend and total payout ratios were 49.1% for 4Q19 . TCE per share was $25.93 at December 31, up 5.2% vs. September 30 . Earnings during the quarter contributed about 3.4% . The merger contributed about 1.8%, confirming the close was accretable to tangible common equity . Liquidity ratios remain strong and include an average modified LCR of 165% for 4Q19 and a liquid asset buffer of 16.5% at year end 2 3 1 Current quarter regulatory capital information is preliminary 2 Based on average of 10/31/19, 11/30/19 and 12/31/19 3 Based on 12/31/19 16

4Q19 Truist Peer TBV Per Share Growth Peer Q-o-Q Y-o-Y Truist Financial Corp 5.2% 18.5 % Bank of America 0.8 8.4 Citizens Financial 1.9 11.7 Fifth Third 0.3 10.2 JP Morgan 0.8 8.3 KeyCorp 0.6 12.7 M&T Bank 0.7 8.9 PNC 1.1 10.4 Regions Financial (1.9) 15.1 U.S. Bancorp (2.1) 6.3 Wells Fargo (1.0) 5.1 Peer Median 0.7% 9.6 % Source: Company filings As reported period-end financial data 17

Truist Remains Committed to Industry-Leading Implied Shareholder Returns Annual Return to Capital Deployment Shareholders  High quality and diverse revenue base Organic 15 – 20% 3.5 – 4.5%  Strong expense discipline driving consistent positive Growth operating leverage  Robust earnings power driven by scale and density  Growth of core businesses in safe and sound manner Dividend 40 – 50% 3.5 – 4.5%  Industry-leading capital generation with lower levels of risk  Meaningful opportunity for organic growth  Strong and growing dividends to shareholders Buyback / 35 – 40% 3.0 – 3.5% Strategic  Leveraging share buybacks 10.0 – 12.5% 18

Merger Integration Timeline Nov. Dec. Jan. 1H'20 2H'20 4Q'20 1H'21 3Q'21 4Q'21 1H'22 2H'22 4Q'22 '19 '19 '20 Unveiled Truist Close and Announced Brand Visual Consolidate Convert Wealth, Rationalize Branch Identity and Branches in Non- Brokerage and Shared Divestiture Purpose, Mission Overlapping Trust Services and Values Markets Successfully Complete Convert Branch Decommission Completed Product and Core IT Systems Merger Mapping Achieve $480 Systems Million Annualized Net Cost Saves; ~$200 Million in Integrated Investments Achieve $1,040 Achieve $1,600 Financial Close Branch Across Digital, Million Million Reporting Divestiture Technology and Annualized Net Annualized Net Systems Personnel Cost Saves Cost Saves Significant Strides to Date with Clear and Thoughtful Path to Successful Merger Integration 19

Appendix and Non-GAAP Reconciliations

2020 Preferred Stock Projected Dividends Projected 2020 Dividends Truist Outstanding 1Q20 2Q20 3Q20 4Q20 Preferred ($ MM) Series F $450.0 $5.9 $5.9 $5.9 $5.9 Series G $500.0 6.5 6.5 6.5 6.5 Series H $465.0 6.5 6.5 6.5 6.5 Greater of Greater of Greater of Greater of Series I $172.5 3 month LIBOR+0.53% or 4% 3 month LIBOR+0.53% or 4% 3 month LIBOR+0.53% or 4% 3 month LIBOR+0.53% or 4% Greater of Greater of Greater of Greater of Series J $101.5 3 month LIBOR+0.645% or 4% 3 month LIBOR+0.645% or 4% 3 month LIBOR+0.645% or 4% 3 month LIBOR+0.645% or 4% Series K $500.0 3 month LIBOR+3.86% 3 month LIBOR+3.86% 3 month LIBOR+3.86% 3 month LIBOR+3.86% Series L $750.0 - 18.9 - 18.9 Series M $500.0 - 12.8 - 12.8 Series N $1,700.0 40.8 - 40.8 - Estimate dividends based on $78.6¹ $60.6 $69.7 $60.6 current interest rates ($ MM) 1 First quarter 2020 includes catch-up amount for series N for July issue date to first payment date in March A-21

Non-GAAP Reconciliations Diluted EPS ($ MM, except per share data, shares in thousands) Quarter Ended Year-to-Date Dec. 31 Sept. 30 June 30 March 31 Dec. 31 Dec. 31 Dec. 31 2019 2019 2019 2019 2018 2019 2018 Net income available to common shareholders - GAAP $702 $735 $842 $749 $754 $3,028 $3,063 Merger-related and restructuring charges, net 176 26 19 64 59 285 111 Securities gains (losses), net 90 — — — (1) 90 (2) Incremental operating expenses related to the merger 79 40 7 1 — 127 — Corporate advance write off 1 — — — — 1 — Gain (loss) on loan portfolio sale 17 (3) — — — 14 — Redemption of preferred shares — 46 — — — 46 — Allowance release related to loan portfolio sale (19) (12) — — — (31) — Net income available to common shareholders - adjusted $1,046 $832 $868 $814 $812 $3,560 $3,172 Weighted average shares outstanding - diluted 934,718 775,791 774,603 774,071 775,402 815,204 783,484 Diluted EPS - GAAP $0.75 $0.95 $1.09 $0.97 $0.97 $3.71 $3.91 Diluted EPS - adjusted(1) $1.12 $1.07 $1.12 $1.05 $1.05 $4.37 $4.05 1. The adjusted diluted earnings per share is non-GAAP in that it excludes merger-related and restructuring charges and other selected items, net of tax. Truist's management uses this measure in their analysis of the Corporation's performance. Truist's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges. A-22

Non-GAAP Reconciliations Efficiency Ratio ($ MM) Quarter Ended Year-to-Date Dec. 31 Sept. 30 June 30 March 31 Dec. 31 Dec. 31 Dec. 31 2019 2019 2019 2019 2018 2019 2018 Efficiency ratio numerator - noninterest expense - GAAP $ 2,575 $ 1,840 $ 1,751 $ 1,768 $ 1,784 $ 7,934 $ 6,932 Merger-related and restructuring charges, net (223) (34) (23) (80) (76) (360) (146) Incremental operating expense related to the merger (101) (52) (9) (2) — (164) — Amortization (71) (29) (32) (32) (34) (164) (131) Corporate advance write off (2) — — — — (2) — Efficiency ratio numerator - adjusted $ 2,178 $ 1,725 $ 1,687 $ 1,654 $ 1,674 $ 7,244 $ 6,655 Efficiency ratio denominator - revenue(1) - GAAP $ 3,625 $ 3,003 $ 3,042 $ 2,898 $ 2,940 $ 12,568 $ 11,558 Taxable equivalent adjustment 25 23 24 24 24 96 96 Securities (gains) losses, net 116 — — — (2) 116 (3) Gain (loss) on loan portfolio sale 22 (4) — — — 18 — Efficiency ratio denominator - adjusted $ 3,788 $ 3,022 $ 3,066 $ 2,922 $ 2,962 $ 12,798 $ 11,651 Efficiency ratio - GAAP 71.0% 61.3% 57.6% 61.0% 60.7% 63.1% 60.0 % Efficiency ratio - adjusted(2) 57.5 57.1 55.1 56.6 56.5 56.6 57.1 1. Revenue is defined as net interest income plus noninterest income. 2. The adjusted efficiency ratio is non-GAAP in that it excludes securities gains (losses), amortization of intangible assets, merger-related and restructuring charges and other selected items. Truist's management uses this measure in their analysis of the Corporation's performance. Truist's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges. A-23

Non-GAAP Reconciliations Calculations of tangible common equity and related measures ($ MM, except per share data, shares in thousands) As of / Quarter Ended Dec. 31 Sept. 30 June 30 March 31 Dec. 31 2019 2019 2019 2019 2018 Common shareholders' equity $ 61,282 $ 29,177 $ 28,650 $ 27,770 $ 27,069 Less: Intangible assets, net of deferred taxes 26,482 10,281 10,317 10,326 10,360 Tangible common shareholders' equity(1) $ 34,800 $ 18,896 $ 18,333 $ 17,444 $ 16,709 Outstanding shares at end of period 1,342,166 766,303 766,010 765,920 763,326 Common shareholders' equity per common share $ 45.66 $ 38.07 $ 37.40 $ 36.26 $ 35.46 Tangible common shareholders' equity per common share(1) 25.93 24.66 23.93 22.78 21.89 Net income available to common shareholders $ 702 $ 735 $ 842 $ 749 $ 754 Plus amortization of intangibles, net of tax 57 22 24 25 25 Tangible net income available to common shareholders(1) $ 759 $ 757 $ 866 $ 774 $ 779 Average common shareholders' equity $ 38,031 $ 29,040 $ 28,188 $ 27,432 $ 26,860 Less: Average intangible assets, net of deferred taxes 14,760 10,298 10,326 10,343 10,391 Average tangible common shareholders' equity(1) $ 23,271 $ 18,742 $ 17,862 $ 17,089 $ 16,469 Return on average common shareholders' equity 7.33% 10.04% 11.98% 11.08% 11.14 % Return on average tangible common shareholders' equity(1) 12.91 16.03 19.45 18.36 18.77 1. Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets, net of deferred taxes, and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist's management uses these measures to assess the quality of capital and returns relative to balance sheet risk and believes investors may find them useful in their analysis of the Corporation. These measures are not necessarily comparable to similar measures that may be presented by other companies. A-24

Non-GAAP Reconciliations Quarter Ended December 31, 2019 Performance Ratios Return on Average Return on Average ($ MM, except per share data, shares in thousands) Return on Average Common Tangible Common Assets Shareholders’ Equity Shareholders’ Equity(2) Net income - GAAP $ 726 Net income available to common shareholders - GAAP $ 702 $ 702 Merger-related and restructuring charges, net 176 176 176 Securities gains (losses), net 90 90 90 Incremental operating expenses related to the merger 79 79 79 Amortization 57 Corporate advance write off 1 1 1 Gain (loss) on loan portfolio sale 17 17 17 Allowance release related to loan portfolio sale (19) (19) (19) Numerator - adjusted(1) $ 1,070 $ 1,046 $ 1,103 Average assets $ 302,059 Average common shareholders' equity $ 38,031 $ 38,031 Plus: Estimated impact of adjustments on denominator — 171 171 Less: Average intangible assets, net of deferred taxes (14,760) Denominator - adjusted(1) $ 302,059 $ 38,202 $ 23,442 Reported ratio 0.95% 7.33% 12.91 % Adjusted ratio 1.40 10.84 18.60 1. Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets, net of deferred taxes, and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist's management uses these measures to assess the quality of capital and returns relative to balance sheet risk and believes investors may find them useful in their analysis of the Corporation. These measures are not necessarily comparable to similar measures that may be presented by other companies. 2. Tangible common equity - reported ratio is a non-GAAP reconciliation on page A-24 A-25

Non-GAAP Reconciliations Operating Leverage(1) ($ MM) Quarter Ended Dec. 31 Sept. 30 Dec. 31 % Growth 4Q19 vs. 2019 2019 2018 3Q19 4Q18 (annualized) Revenue(2) - GAAP $ 3,625 $ 3,003 $ 2,940 82.2% 23.3 % Taxable equivalent adjustment 25 23 24 Securities (gains) losses, net 116 — (2) Gain (loss) on loan portfolio sale 22 (4) — Revenue(2) - adjusted $ 3,788 $ 3,022 $ 2,962 100.6% 27.9 % Noninterest expense - GAAP $ 2,575 $ 1,840 $ 1,784 158.5% 44.3 % Merger-related and restructuring charges, net (223) (34) (76) Incremental operating expense related to the merger (101) (52) — Amortization (71) (29) (34) Corporate advance write off (2) — — Noninterest expense - adjusted $ 2,178 $ 1,725 $ 1,674 104.2% 30.1 % Operating leverage - GAAP (76.3)% (21.0)% Operating leverage - adjusted(3) (3.6) (2.2)% 1. Operating leverage is defined as percentage growth in revenue growth less percentage growth in noninterest expense. 2. Revenue is defined as net interest income plus noninterest income. 3. The adjusted operating leverage ratio is non-GAAP in that it excludes securities gains (losses), amortization of intangible assets, merger-related and restructuring charges and other selected items. Truist's management uses this measure in their analysis of the Corporation's performance. Truist's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges.These measures are not necessarily comparable to similar measures that may be presented by other companies. A-26

To inspire and build better lives and communities